TherapeuticsMD, Inc. 10-Q

Exhibit 10.3

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”), dated as of [●] [●], 20[__] (“Effective Date”), is by and between TherapeuticsMD, Inc., a Nevada corporation (the “Company”), and [NAME OF DIRECTOR/OFFICER] (the “Indemnitee”).

RECITALS

WHEREAS, Indemnitee is a director or officer of the Company;

WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies;

WHEREAS, the board of directors of the Company (the “Board”) has determined that enhancing the ability of the Company to retain and attract as directors and officers the most capable persons is in the best interests of the Company and its stockholders and that the Company therefore should seek to assure such persons that indemnification and insurance coverage is available; and

WHEREAS, Chapter 78 of the Nevada Revised Statutes (the “NRS”) authorizes a Nevada corporation to indemnify directors, officers, employees, and agents of such a corporation and the Amended and Restated Articles of Incorporation of the Company, as amended (the “Articles”), provides that the Company will indemnify any and all persons whom it has power to indemnify under the NRS.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and Indemnitee’s agreement to continue to provide services to the Company, the parties agree as follows:

1.                  Definitions and Construction. For purposes of this Agreement:

(a)               “Change in Control” means the occurrence of any one of the following events:

i.                        any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (i) will not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary; (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; (C) pursuant to a Non-Control Transaction (as defined in paragraph (iii) below); or (D) a transaction (other than one described in paragraph (iii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Board (as defined in paragraph (ii) below) approves a resolution providing expressly that the acquisition under this clause (D) does not constitute a Change in Control under this paragraph (i);

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ii.                        individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be considered a member of the Incumbent Board (other than any individual designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), (iii), (iv) or (v));

iii.                        the consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization more than 50% of the total combined voting power of the entity that controls, directly or indirectly, the entity resulting from such Reorganization (the “Surviving Company”) is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and with the power to elect at least a majority of the board of directors or other governing body of such Surviving Company (a “Non-Control Transaction”); or

iv.                        the stockholders of the Company approve a plan of complete liquidation or dissolution; or the consummation of a sale (or series of sales) of all or substantially all of the assets of the Company and its subsidiaries to an entity that is not an affiliate of the Company.

Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of 30% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that, if, after such acquisition by the Company, such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control will then be deemed to have occurred.

(b)               “Corporate Status” means the fact that a person is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise.

(c)               “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

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(d)               “Enterprise” will mean the Company and any other corporation, partnership, joint venture, trust, or other enterprise that Indemnitee is or was serving at the request of the Company as a director, officer, employee, or agent.

(e)               “Expenses” will include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts and other professionals, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, ERISA excise taxes and penalties, and all other disbursements or expenses of the types customarily incurred or actually incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding, or responding to, or objecting to, a request to provide discovery in a Proceeding. Expenses also will include Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. Should any payments by the Company to or for the account of Indemnitee under this Agreement be determined to be subject to any federal, state, or local income or excise tax, Expenses will also include such amounts as are necessary to place Indemnitee in the same after-tax position (after giving effect to all applicable taxes) Indemnitee would have been in had no such tax been determined to apply to those payments. The parties agree that for the purposes of any advancement of Expenses for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such demand that are certified by affidavit of Indemnitee’s counsel as being reasonable in the good faith judgment of such counsel will be presumed conclusively to be reasonable. Expenses, however, will not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(f)                “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” will not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities, and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(g)               “Proceeding” includes any threatened, pending, or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative, legislative, or investigative (formal or informal), in each case whether or not Indemnitee’s Corporate Status existed at the time any liability or expense is incurred for which indemnification can be provided under this Agreement, including one pending on or before the Effective Date, but excluding one initiated by an Indemnitee under Section 8 to enforce Indemnitee’s rights under this Agreement.

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(h)               Unless otherwise explicitly specified, this Agreement is to be interpreted such that (i) words denoting the singular will include the plural and vice versa; (ii) the terms “include,” “including,” “comprise,” “comprises,” and words of similar effect are used in the inclusive sense of “including, without limitation; (iii) “or” is used in the inclusive sense of “and/or” unless used in connection with the word “either,” “unless,” “alternatively,” and words of similar effect; (iv) “any” is used in the sense of “any and/or all”; (v) “herein,” “hereof,” “hereunder,” and words of similar effect refer to the entirety of this Agreement; and (vi) “days” refer to calendar days. The language of this Agreement will be construed according to its fair meaning and not strictly against either Party.

2.                  Indemnity of Indemnitee. The Company will hold harmless and indemnify Indemnitee to the fullest extent permitted by law, as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(a)               Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee will be entitled to the rights of indemnification provided in this Section 2(a) if, by reason of Indemnitee’s Corporate Status, Indemnitee was or is a party, or is threatened to be made a party, to any Proceeding other than a Proceeding by or in the right of the Company. Under this Section 2(a), the Company will indemnify Indemnitee against all Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding or any claim, issue, or matter therein, if Indemnitee either (i) is not liable under NRS 78.138, or (ii) acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.

(b)               Proceedings by or in the Right of the Company. Indemnitee will be entitled to the rights of indemnification provided in this Section 2(b) if, by reason of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Under this Section 2(b), the Company will indemnify Indemnitee against all Expenses and amounts paid in settlement actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding or any claim, issue, or matters therein, if Indemnitee either (i) is not liable under NRS 78.138, or (ii) acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, if applicable law so provides, no indemnification against such Expenses or other amounts will be made in respect of any claim, issue, or matter as to which Indemnitee will have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction will determine that in view of all the circumstances in the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

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(c)               Termination of Proceeding. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that the Indemnitee is liable under NRS 78.138 or did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that the conduct was unlawful.

(d)               Indemnification for Expenses of a Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a party to and is successful on the merits or otherwise in any Proceeding, the Company will indemnify Indemnitee to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense of the Proceeding. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues, or matters in such Proceeding, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred Indemnitee, or on Indemnitee’s behalf, in connection with each successfully resolved claim, issue, or matter. For purposes of this Section 2(d) and without limitation, the termination of any claim, issue, or matter in such a Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to such claim, issue, or matter.

3.                  Additional Indemnity. In addition to, and without regard to any limitations on, the indemnification provided for in Section 1, the Company will and hereby does indemnify and hold harmless Indemnitee, to the fullest extent permitted by law, as may be amended from time to time, against all Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, if, by reason of Indemnitee’s Corporate Status, Indemnitee was or is a party, or is threatened to be made a party, to any Proceeding (including a Proceeding by or in the right of the Company). The only limitation that will exist upon the Company’s obligations under this Agreement will be that the Company will not be obligated to make any payment to Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Section 7 and Section 8) to be unlawful.

4.                  Contribution.

(a)               Whether or not the indemnification provided herein is available, in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company will pay the entire amount of any judgment or settlement of such Proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company will not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

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(b)               Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee elects to or be required to pay all or any portion of any judgment or settlement in any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company will contribute to the amount of Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors, or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors, or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines, or settlement amounts, as well as any other equitable considerations which applicable law may require to be considered. The relative fault of the Company and all officers, directors, or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, will be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c)               The Company hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors, or employees of the Company, other than Indemnitee, who may be jointly liable with Indemnitee.

(d)               To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, will contribute to the amount incurred by Indemnitee, whether for judgments, fines, amounts paid or to be paid in settlement, or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) or transaction(s) giving cause to such Proceeding; or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) or transaction(s).

(e)               The Company hereby acknowledges that Indemnitee may have rights to indemnification for payment of the judgment or settlement amount, or the advancement of Expenses provided by another entity (“Other Indemnitor(s)”). The Company agrees with Indemnitee that the Company is the indemnitor of first resort of Indemnitee with respect to matters for which indemnification or advancement of Expenses is provided under this Agreement and that the Company will be obligated to make all payments due to or for the benefit of Indemnitee under this agreement without regard to any rights that Indemnitee may have against the Other Indemnitor(s). The Company hereby waives any equitable rights to contribution or indemnification from the Other Indemnitor in respect of any amounts paid or advanced to Indemnitee hereunder. The Company further agrees that no payment of Expenses or losses by the Other Indemnitor(s) to or for the benefit of Indemnitee will affect the obligations of the Company hereunder, and that the Company will be obligated to repay the Other Indemnitor(s) for all amounts so paid or reimbursed to the extent that the Company has an obligation to indemnify Indemnitee for such Expenses or losses hereunder.

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5.                  Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee, by reason of Indemnitee’s Corporate Status, is a witness, or is made (or asked) to respond to discovery requests or otherwise asked to participate in any Proceeding to which Indemnitee is not a party, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection therewith.

6.                  Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company will advance all Expenses incurred by or on behalf of Indemnitee in connection with defending any Proceeding within thirty (30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements will reasonably evidence the Expenses incurred by Indemnitee and, if required by law, at the time of such advance. Indemnitee will also submit an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it is ultimately be determined by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified by the Company against such Expenses. Any advances and undertakings to repay under this Section 6 will be unsecured and interest free. In furtherance of the foregoing, Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it will ultimately be determined by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement.

7.                  Procedures and Presumptions for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the NRS and public policy of the State of Nevada. Accordingly, the parties agree that the following procedures and presumptions will apply if of any question as to whether Indemnitee is entitled to indemnification under this Agreement:

(a)               To obtain indemnification under this Agreement, Indemnitee will submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The General Counsel will, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification. Notwithstanding the foregoing, any failure of Indemnitee to provide such a request to the Company, or to provide such a request in a timely fashion, will not relieve the Company of any liability that it may have to Indemnitee unless, and to the extent that, the Company is actually and materially prejudiced as a direct result of such failure.

(b)               Upon written request by Indemnitee for indemnification under the first sentence of Section 7(a), a determination with respect to Indemnitee’s entitlement thereto will be made in the specific case by one of the following three methods, which will be at the election of the Board: (i) by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), (ii) if a majority vote of a quorum consisting of Disinterested Directors so orders, or if a quorum of Disinterested Directors cannot be obtained, by Independent Counsel (as hereinafter defined) in a written opinion to the Board, a copy of which will be delivered to Indemnitee, or (iii) by the stockholders of the Company.

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(c)               Notwithstanding anything to the contrary set forth in this Agreement, if a request for indemnification is made after a Change in Control, at the election of Indemnitee made in writing to the Company, and if the Board by a majority vote of a quorum consisting of Disinterested Directors orders the determination of Indemnitee’s entitlement to indemnification to be made by an Independent Counsel, or if a quorum of Disinterested Directors cannot be obtained, any determination required to be made under Section 7(b) as to whether Indemnitee is entitled to indemnification will be made by Independent Counsel selected as provided in this Section 7(c). The Independent Counsel will be selected by Indemnitee, unless Indemnitee requests that such selection be made by the Board. The party making the selection will give written notice to the other party advising it of the identity of the Independent Counsel so selected. The party receiving such notice may, within seven (7) days after such written notice of selection is received, deliver to the other party a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1, and the objection sets forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If a written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification under Section 7(a), no Independent Counsel has been selected (or, if selected, such selection has been objected to) in accordance with this paragraph, then either the Company or Indemnitee may petition the courts of the State of Nevada or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court designates, and the person with respect to whom an objection is favorably resolved or the person so appointed will act as Independent Counsel under this Section. The Company will pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting under Section 7(b). The Company will pay any and all reasonable and necessary fees and expenses incident to the procedures of this Section 7(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d)               Except as set forth in Section 7(c), if the determination of entitlement to indemnification is to be made by Independent Counsel under Section 7(b), the Independent Counsel will be selected by the Board. Indemnitee may, within ten (10) days after such written notice of selection is given, deliver to the Company a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1, and the objection will set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification under Section 7(a), no Independent Counsel has been selected (or, if selected, such selection has been objected to) in accordance with this paragraph, then either the Company or Indemnitee may petition the appropriate courts of the State of Nevada or other court of competent jurisdiction for resolution of any objection made by Indemnitee to the Company’s selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court will designate, and the person with respect to whom an objection is favorably resolved or the person so appointed will act as Independent Counsel under Section 7(b). The Company will pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting under Section 7(b), and the Company will pay any and all reasonable fees and expenses incident to the procedures of this Section 7(d), regardless of the manner in which such Independent Counsel was selected or appointed.

(e)               In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination will presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption will have the burden of proof and the burden of persuasion by clear and convincing evidence. Neither the failure of the Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action under this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, will be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(f)                Indemnitee will be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge or actions, or failure to act, of any director, officer, agent, or employee of the Enterprise will not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 7(f) are satisfied, Indemnitee will be presumed to have at all times acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption will have the burden of proof and the burden of persuasion by clear and convincing evidence. The Company promptly will advise Indemnitee in writing with respect to any determination that Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied.

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(g)               Notwithstanding anything to the contrary set forth in this Agreement, if the person, persons, or entity empowered or selected under Section 7 to determine whether Indemnitee is entitled to indemnification will not have been appointed or will not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification will be deemed to have been made and Indemnitee will be entitled to such indemnification, unless the Company establishes by written opinion of Independent Counsel that (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such sixty (60)-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons, or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation or information relating thereto; and provided, further, that the foregoing provisions of this Section 7(g) will not apply if the determination of entitlement to indemnification is to be made by the stockholders under Section 7(b) and if (A) within fifteen (15) days after receipt by the Company of the request for such determination, the Disinterested Directors resolve as required by Section 7(b)(iii) to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within ninety (90) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within ninety (90) days after having been so called and such determination is made thereat.

(h)               Indemnitee will cooperate with the person, persons, or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons, or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel or member of the Board or stockholder of the Company will act reasonably and in good faith in making a determination regarding Indemnitee’s entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons, or entity making such determination will be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(i)                 The Company acknowledges that a settlement or other disposition, including a conviction or a plea of nolo contendere short of final judgment, may be successful if it permits a party to avoid expense, delay, distraction, disruption, or uncertainty. If any Proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it will be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding and will not create a presumption that (i) Indemnitee did not act in good faith or in a manner reasonably believed to be in or not opposed to the best interests of the Company or (ii) that, with respect to any criminal Proceeding, Indemnitee did not have reasonable cause to believe that Indemnitee’s conduct was unlawful. Anyone seeking to overcome this presumption will have the burden of proof and the burden of persuasion by clear and convincing evidence.

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(j)                 The termination of any Proceeding or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, will not of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

8.                  Remedies of Indemnitee.

(a)               If (i) a determination is made under Section 7 that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made under Section 6, (iii) no determination of entitlement to indemnification is made under Sections 7(b) or 7(c) within sixty (60) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made under this Agreement within ten (10) days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made under Section 6, Indemnitee will be entitled to an adjudication of Indemnitee’s entitlement thereto, at Indemnitee’s sole option, in (1) an appropriate court of the State of Nevada, or any other court of competent jurisdiction, or (2) an arbitration to be conducted by a single arbitrator, selected by mutual agreement of the Company and Indemnitee, under the rules of the American Arbitration Association. The Company will not oppose Indemnitee’s right to seek any such adjudication.

(b)               If a determination has been made under Sections 7(b) or 7(c) that Indemnitee is not entitled to indemnification, (i) any judicial proceeding or arbitration commenced under this Section 8 will be conducted in all respects de novo on the merits, and Indemnitee will not be prejudiced by reason of the adverse determination under Sections 7(b) or 7(c); and (ii) in any such judicial proceeding or arbitration, the Company will have the burden of proving that Indemnitee is not entitled to indemnification under this Agreement.

(c)               If a determination is made under Sections 7(b) or 7(c), or deemed to have been made pursuant to Section 7(g), that Indemnitee is legally entitled to indemnification, the Company will be obligated to pay the amounts constituting such indemnification within five (5) days after such determination has been made or has been deemed to have been made and will be conclusively bound by such determination in any judicial proceeding commenced under this Section 8.

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(d)               If Indemnitee, under this Section 8, seeks a judicial adjudication of or arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, the Company will pay to Indemnitee, or on Indemnitee’s behalf, in advance, and will indemnify Indemnitee against any and all Expenses actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses, or insurance recovery. The Company will indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, will (within ten (10) days after receipt by the Company of a written request therefore) advance, to the extent not prohibited by law, such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advancement of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses, or insurance recovery, as the case may be.

(e)               The Company will be precluded from asserting in any judicial proceeding or arbitration commenced under Section 8 that the procedures and presumptions of this Agreement are not valid, binding, or enforceable and will stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

9.                  Non-Exclusivity; Survival of Rights; Insurance; Subrogation.

(a)               The rights of indemnification and advancement of Expenses as provided by this Agreement will not be deemed exclusive of and will be in addition to any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles, or the Bylaws of the Company, as amended (the “Bylaws”), any agreement, a vote of stockholders, a resolution of directors, or otherwise, and nothing in this Agreement will diminish or otherwise restrict Indemnitee’s rights to indemnification or advancement of expenses under any of the foregoing. No amendment, alteration, or repeal of this Agreement or of any provision hereof will limit or restrict any right of Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration, or repeal. To the extent that a change in the NRS, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Articles, the Bylaws, or this Agreement, it is the intent of the parties hereto that Indemnitee will be entitled to the greater benefits so afforded by such change and Indemnitee will be deemed to have such greater benefits hereunder. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy will be cumulative and in addition to every other right and remedy hereunder or now or hereafter existing at law or in equity or otherwise. The assertion of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other right or remedy. The Company will not adopt any amendments to its Articles or Bylaws, the effect of which would be to deny, diminish, or encumber Indemnitee’s right to indemnification or advancement of expenses under this Agreement, any other agreement or otherwise.

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(b)               To the extent that the Company maintains insurance providing liability insurance for directors, officers, employees, agents, or fiduciaries of the Company, or of any other corporation, partnership, joint venture, or other enterprise that such person serves at the request of the Company, Indemnitee will be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent, or fiduciary under such policy or policies. The Company will use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to maintain in effect for the duration of the Indemnitee’s service to the Company (and thereafter for so long as Indemnitee will be subject to any pending Proceeding) such insurance policy or policies providing coverage that is at least substantially comparable in scope and amount to that provided by the Company’s current such policies. If, at the time of the receipt of a notice of a claim under the terms hereof, the Company has or had director and officer liability insurance in effect, the Company will give prompt notice of the commencement of such Proceeding to the relevant insurers in accordance with the procedures set forth in the respective policies. The Company will thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c)               If the Company makes any payment under this Agreement, the Company will be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who will execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights (with all of Indemnitee’s Expenses related thereto reimbursed by or, at the option of Indemnitee, advanced by the Company).

(d)               The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement, or otherwise.

(e)               The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee, or agent of any other corporation, partnership, joint venture, trust, or other enterprise will be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, or other enterprise.

10.              Exception to Right of Indemnification. Notwithstanding any provision in this Agreement, the Company will not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

(a)               for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision;

(b)               on account of Indemnitee’s conduct that is established by a final, non-appealable judgment of a court of competent jurisdiction as intentional misconduct, fraud, or a knowing violation of law, provided such misconduct, fraud, or violation was or is material to the cause of action;

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(c)               for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of state statutory law or common law;

(d)               if and to the extent indemnification is contrary to law, including specifically the provisions of the Securities Act of 1933, as amended, or the Exchange Act, the NRS;

(e)               for any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company under Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act);

(f)                for any reimbursement of the Company by Indemnitee of any compensation under any compensation recoupment or clawback policy adopted by the Board or the compensation committee of the Board, including but not limited to any such policy adopted to comply with stock exchange listing requirements implementing Section 10D of the Exchange Act; or

(g)               in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, or other indemnitees, unless (i) the Board authorized the Proceeding (or such part of the Proceeding) prior to its initiation, or (ii) the Company indemnifies Indemnitee, in its sole discretion, independently of this Agreement under the powers vested in the Company under applicable law.

The Company will have the burden of proof by clear and convincing evidence to set forth facts supporting an assertion that the Company is not obligated under this Agreement to make any indemnity as a result of any of Sections 10(a) to 10(g).

11.              Retroactive Effect; Duration of Agreement; Successors and Binding Agreement. All agreements and obligations of the Company contained herein will be deemed to have become effective upon the date Indemnitee first had Corporate Status, will continue during the period Indemnitee has Corporate Status, and will continue thereafter so long as Indemnitee may be subject to any Proceeding (or any action commenced under Section 8) by reason of Indemnitee’s Corporate Status, whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, reorganization, or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors, and personal and legal representatives. The Company will require any such successor to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to Indemnitee and Indemnitee’s counsel, to expressly assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. Except as otherwise set forth in this Section 11, this Agreement will not be assignable or delegable by the Company.

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12.              Security. To the extent requested by Indemnitee and approved by the Board, the Company may at any time and from time to time provide security to Indemnitee for the Company’s obligations hereunder through an irrevocable bank line of credit, funded trust, or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of Indemnitee.

13.              Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby to induce Indemnitee to serve, or continue to serve, as an officer or a director of the Company. The Company acknowledges that Indemnitee is relying upon this Agreement in serving or continuing to serve as an officer or a director of the Company.

14.              Severability. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement intends to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable laws. If any provision hereof conflicts with any applicable law, such provision will be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

15.              Modification and Waiver. No supplement, modification, termination, or amendment of this Agreement will be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provisions hereof (whether or not similar) nor will such waiver constitute a continuing waiver.

16.              Notice by Indemnitee; Defense of Claims. Indemnitee agrees promptly to notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company will not relieve the Company of any obligation which it may have to Indemnitee under this Agreement unless, and only to the extent that, the Company is actually and materially prejudiced as a direct result of such delay or failure. The Company will be entitled to participate in the defense of any Proceeding giving rise to a claim for indemnification hereunder at its own expense and, except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any such Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently directly incurred by Indemnitee in connection with Indemnitee’s defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee will have the right to employ Indemnitee’s own legal counsel in such Proceeding, but all Expenses related to such counsel incurred after notice from the Company of its assumption of the defense will be at Indemnitee’s own expense; provided, however, that if (a) Indemnitee’s employment of its own legal counsel has been authorized by the Company, (b) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of such Proceeding, (c) after a Change in Control, Indemnitee’s employment of Indemnitee’s own counsel has been approved by the Independent Counsel, or (d) the Company will not in fact have employed counsel to assume the defense of such Proceeding, then Indemnitee will be entitled to retain Indemnitee’s own separate counsel and all Expenses related to such separate counsel will be borne by the Company.

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17.              Notices. All notices and other communications given or made under this Agreement will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when confirmed by a non-automated reply if sent by electronic mail, or (c) when received or delivery is refused by the recipient when sent by registered or certified mail, return receipt requested, postage prepaid, or via a nationally recognized overnight courier. All communications will be sent:

(a)               To Indemnitee at the address set forth below Indemnitee’s signature hereto.

(b)               To the Company at:

TherapeuticsMD, Inc.

951 Yamato Road, Suite 220

Boca Raton, Florida 33431

Attention: General Counsel

or to such other address as may have been provided to Indemnitee by the Company or to the Company by Indemnitee.

18.              Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same Agreement. Executed counterparts may be delivered by electronic transmission and will be deemed an original, but all of such counterparts together will constitute the same instrument.

19.              Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and will not be deemed to constitute part of this Agreement or to affect the construction thereof.

20.              Successors and Assigns. The terms of this Agreement will be binding upon the Company and its successors and assigns and will inure to the benefit of Indemnitee and Indemnitee’s spouse, assigns, heirs, devisees, executors, administrators, and other legal representatives.

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21.              Governing Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties will be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to its conflict of laws rules. The Company and Indemnitee hereby irrevocably and unconditionally (a) agree that any action or proceeding arising out of or in connection with this Agreement (other than an arbitration under Section 8) will be brought in the appropriate court of the State of Nevada (the “Nevada Court”), and not in any other state or federal court in the United States of America or any court in any other country, (b) consent to submit to the exclusive jurisdiction of the Nevada Court for purposes of such action or proceeding, (c) waive any objection to the laying of venue of any such action or proceeding in the Nevada Court, (d) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Nevada Court has been brought in an improper or inconvenient forum, and (e) appoint, to the extent such party is not otherwise subject to service of process in the State of Nevada, Paracorp Incorporated, 318 N. Carson St., Ste. 208, Carson City, Nevada 87901, as its agent in the State of Nevada for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Nevada.

22.              Entire Agreement. This Agreement, and any exhibits or schedules attached hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties with regard to the subjects hereof. No party hereto will be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

(Signature page to follow)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

THERAPEUTICSMD, INC.
By:
Name:
Title:

INDEMNITEE

Name:

[Signature Page to Indemnification Agreement]